UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2017

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Main Street, Suite 3000 Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Sanchez Energy Corporation (NYSE:SN) (the “Company” or “Sanchez Energy”) today announced that management will participate in the Scotia Howard Weil 2017 Energy Conference (the “Conference”) in New Orleans, Louisiana, on March 27-29, 2017 during which management is scheduled to make a presentation on Wednesday, March 29, 2017.  For the benefit of all investors, the slide presentation to be delivered at the Conference is furnished as Exhibit 99.1 to this current report and will be posted on the Company’s website, www.sanchezenergycorp.com, under the section entitled “Investors.”

This presentation contains, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  All statements, other than statements of historical facts, included in this presentation that address activities, events, conditions or developments that Sanchez Energy expects, estimates, believes or anticipates will or may occur or exist in the future are forward-looking statements.  These statements are based on certain assumptions made by the Company based on management’s experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by management.  When used in this presentation, words such as “will,” “potential,” “believe,” “estimate,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “plan,” “predict,” “project,” “profile,” “model,” “strategy,” “future” or their negatives or the statements that include these words or other words that convey the uncertainty of future events or outcomes, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.  In particular, statements, express or implied, concerning Sanchez Energy’s future operating results and returns, Sanchez Energy’s strategy and plans or view of the market, or Sanchez Energy’s ability to replace or increase reserves, increase production, generate income or cash flows, and reduce leverage ratios are forward-looking statements.  Forward-looking statements are not guarantees of performance.  Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control.  Although Sanchez Energy believes that the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct.  Important factors that could cause Sanchez Energy’s actual results to differ materially from the expectations reflected in its forward-looking statements include, among others: Sanchez Energy’s ability to successfully execute its business and financial strategies; the timing and extent of changes in prices for, and demand for, crude oil and condensate, natural gas liquids, natural gas and related commodities; Sanchez Energy’s ability to utilize the services personnel and other assets of Sanchez Oil & Gas Corporation pursuant to existing services agreements; Sanchez Energy’s ability to replace the reserves it produces through drilling and property acquisitions; the realized benefits of Sanchez Energy’s various acquisitions and the liabilities assumed in connection with these acquisitions, including the Comanche asset acquisition (as defined in the slide presentation); the realized benefits of Sanchez Energy’s ventures; the realized benefits of Sanchez Energy’s transactions with Sanchez Production Partners LP; the realized benefits of Sanchez Energy’s partnership with Blackstone (as defined in the slide presentation); the extent to which Sanchez Energy’s drilling plans are successful in economically developing its acreage in, and to produce reserves and achieve anticipated production levels from, its existing and future projects; the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; the extent to which Sanchez Energy can optimize reserve recovery and economically develop its plays utilizing horizontal and vertical drilling, advanced completion technologies and hydraulic fracturing; Sanchez Energy’s ability to successfully execute its hedging strategy and the resulting realized prices therefrom; the creditworthiness and performance of our counterparts including financial institutions, operating partners and other parties; competition in the oil and gas exploration and production industry for employees and other personnel, equipment, materials and services and, related thereto, the availability and cost of employees and other personnel, equipment, materials and services; Sanchez Energy’s ability to access the credit and capital markets to obtain financing on terms it deems acceptable, if at all, and to otherwise satisfy its capital expenditure requirements; the availability, proximity and capacity of, and costs associated with, gathering, processing, compression and transportation facilities; Sanchez Energy’s ability to compete with other companies in the oil and natural gas industry; the impact of, and changes in, government policies, laws and regulations, including tax laws and regulations, environmental laws and regulations relating to air emissions, waste disposal, hydraulic fracturing and access to and use of water, laws and regulations imposing conditions and restrictions on drilling and completion operations and laws and regulations with respect to derivatives and hedging activities; developments in oil-producing and natural-gas producing countries, the actions of the Organization of Petroleum Exporting Countries and other factors affecting the supply of oil and natural gas; Sanchez Energy’s ability to effectively integrate acquired crude oil and natural gas properties into its operations, fully identify existing and potential problems with respect to such properties and accurately estimate reserves, production and costs with respect to such properties; unexpected results of litigation filed against Sanchez Energy; the extent to which Sanchez Energy’s crude oil and natural gas properties operated by others are operated successfully and economically; the use of competing energy sources and the development of alternative energy sources; the extent to which Sanchez Energy incurs uninsured losses and liabilities or losses and liabilities in excess of its insurance coverage; and the other factors described under ITEM 1A, “RiskFactors,” in Sanchez Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and any updates to those factors set forth in its subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.

In light of these risks, uncertainties and assumptions, the events anticipated by Sanchez Energy’s forward-looking statements may not occur, and, if any of such events do, Sanchez Energy may not have correctly anticipated the timing of their occurrence or the extent of their impact on its actual results. Accordingly, you should not place any undue reliance on any of Sanchez Energy’s forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made and Sanchez Energy undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 (including Exhibit 99.1 incorporated herein by reference) is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are furnished as an exhibit to this Current Report on Form 8-K:

Exhibits

99.1	Sanchez Energy Corporation 2017 Scotia Howard Weil Energy Conference slide presentation, dated March 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: March 27, 2017	By:	/s/ Howard J. Thill
Howard J. Thill
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibits

99.1	Sanchez Energy Corporation 2017 Scotia Howard Weil Energy Conference slide presentation, dated March 2017.